EXHIBIT 99.3
Third Quarter 2006 Earnings Call & Presentation November 7, 2006 CRESCENT REAL ESTATE EQUITIES COMPANY

John Goff Vice Chairman & Chief Executive Officer Denny Alberts President & Chief Operating Officer Jerry Crenshaw Managing Director, Chief Financial Officer Jane Mody Managing Director, Capital Markets Management on Call

The presentation is designed to accompany the press release issued this morning and Crescent's conference call scheduled for today. Certain statements made during the call and in the presentation materials may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent's future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release issued this morning and from time to time in Crescent's SEC reports, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K. Forward - Looking Statement

Funds From Operations Available to Common Shareholders - diluted, as adjusted 3rd Quarter 2006 ? $34.1M or $0.28 per share vs. 3Q 2005 results of $22.8M or $0.19 per share Year to Date 2006 ? $90.4M or $0.74 per share vs. YTD 2005 results of $84.8M or $0.72 per share Net Income (Loss) to Common Shareholders - diluted 3rd Quarter 2006 ? $1.3M or $0.01 per share vs. 3Q 2005 results of $71.6M or $0.71 per share Year to Date 2006 ? ($16.5M) or ($0.16) per share vs. YTD 2005 results of $48.8M or $0.49 per share (1) Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures. Crescent's FFO, as adjusted, follows the NAREIT definition, but is adjusted to (i) exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets and (ii) include the impact of gains on the sale of developed operating properties and promoted interests. Crescent provides this additional calculation of FFO, as adjusted, to assist investors in assessing the operating performance of Crescent. A reconciliation of Crescent's FFO before and after such adjustments to GAAP net income is included in the Company's financial statements accompanying this morning's press release and in the "Third Quarter 2006 Supplemental Operating and Financial Data" located on the Company's website. FFO should not be considered an alternative to net income. 3rd Quarter Earnings Results (1)

Strategic Review of Business Alternatives The Company has conducted an extensive review of its strategic alternatives, and in late August received an offer to purchase certain of its assets. The Board of Trust Managers established a special committee of independent trust managers to assist in consideration of strategic alternatives and to respond to the offer that was received; The Special Committee hired an independent investment banker and counsel to assist with review; The Special Committee rejected the offer, and the Company is continuing to review its strategic alternatives. The Company does not expect to provide further announcements or provide any further updates regarding its strategic review until the review has been completed or an announcement is required by federal securities laws. Due to its review of strategic alternatives, the Company will not provide further earnings guidance until the review process has been completed. Accordingly, the Company withdraws its 2006 FFO guidance and 2007 FFO target. The Company has determined that its ability to meet prior 2006 FFO guidance will be dependent on the occurrence of several significant events, none of which is certain.

Portfolio % leased occupancy and economic occupancy 91.8% leased occupancy as of September 30, 2006 89.8% economic occupancy as of September 30, 2006 Same-Store NOI growth 3rd Quarter 2006 ? (1.1%) GAAP / 4.2% cash Year to Date 2006 ? (1.8%) GAAP / 2.7% cash Leasing activity 3rd Quarter 2006 ? 1.3 million total net rentable square feet leased ? Includes 0.8 million square feet renewed or re-leased, resulting in 3% increase in weighted average full-service rental rates over expiring rates Year to Date 2006 ? 3.8 million total net rentable square feet leased ? Includes 2.1 million square feet renewed or re-leased, resulting in 2% increase in weighted average full-service rental rates over expiring rates (1) Office statistics exclude unstabilized properties and are presented at 100% regardless of Crescent's ownership interest Office Property Results (1)

Sources: CoStar Group (Dallas, Houston, Austin, Denver, Miami); Grubb & Ellis-Las Vegas Market Results Class A Houston Dallas Denver Austin Miami Las Vegas CEI Leased Occupancy 09/30/06(1) 93.3% 88.7% 90.8% 86.3% 96.7% 98.7% Market Economic Occupancy 09/30/06 87.2% 81.9% 87.6% 88.0% 93.0% 93.9% CEI Quoted Rental Rate 09/30/06(1) $23.31 $26.84 $22.60 $27.35 $35.29 $35.72 Market Rental Rate 09/30/06 $22.50 $21.88 $21.51 $26.36 $31.63 $29.98 Market Absorption 3rd Qtr (SF) 1.3 M 496,000 383,000 388,000 125,000 53,000 Deliveries 3rd Qtr (SF) 504,000 369,000 0 77,000 0 35,000 Under Construction 09/30/06 - multi-tenant 1.2 M 2.0 M 752,000 1.1 M 408,000 230,000 Employment Growth Sept 05 - Sept 06 2.8% 2.3% 1.4% 2.7% 0.9% 5.5% (1) Excludes unstabilized properties

Development Update (1) (1) Subject to satisfactory pre-sales $ in millions

Paseo Del Mar San Diego, CA Paseo Del Mar Rendering Paseo Del Mar Completed in August 2006 Prestigious Del Mar Heights submarket 232,330 SF state-of-the-art Class A property 70% leased / 72% committed JV with JMI Realty - Crescent owns 80% $81.7M total development costs $22.9M Crescent stabilized equity investment 18% - 20% projected stabilized NOI equity return (45% leverage)

3883 Howard Hughes Pkwy Las Vegas, NV 3883 Hughes Center Rendering 239,000 SF Class A office property Hughes Center complex 59% leased / 72% committed $73.0M total development costs $20.8M Crescent stabilized equity investment 15% to 17% projected stabilized NOI equity return (60% leverage) 1Q 2007 expected completion

2211 Michelson Irvine, CA 2211 Michelson Rendering 267,000 SF Class A office property John Wayne Airport submarket JV with Hines - Crescent owns 40% $103.6M total projected development costs $5.6M Crescent stabilized equity investment 14% to 16% projected stabilized NOI equity return (72% leverage) 2Q 2007 expected completion

Ritz Carlton Hotel, Dallas Residences at the Ritz-Carlton, Dallas Phase I under construction 21-story tower consisting of hotel and residences 217-room hotel on first 8 floors 70 residences on upper 13 floors 93% pre-sold Residences priced from $800,000 to $6M+ $202.7M total development costs Delivery slated for August 2007 Phase II announced on June 20, 2006 23-story tower consisting of 96 residences 4 town homes separate from tower Residences priced from $700,000 to $8M+ $126.5M total development costs The Residences at The Ritz-Carlton, Dallas Rendering (1) Subject to satisfactory pre-sales (1)

Fairmont Sonoma Mission Inn & Spa Luxury Resorts & Upscale Business-Class Hotels Ventana Inn & Spa Qtr ended September 30, 2006 2005 YTD ended September 30, 2006 2005 Same-Store NOI (in thousands) $9,406 $8,381 Weighted Avg. Occupancy 75% 77% Average Daily Rate $192 $173 Revenue Per Available Room $144 $133 Same-Store NOI (in thousands) $23,644 $19,571 Weighted Avg. Occupancy 75% 74% Average Daily Rate $177 $159 Revenue Per Available Room $132 $116 (1) Due to the redevelopment of Park Hyatt Beaver Creek Resort & Spa, the resort is excluded from same-store results and operating statistics (1)

CANYON RANCH(r) Dr. Richard H. Carmona, M.D., M.P.H., F.A.C.S. 17th Surgeon General of United States Vice-Chairman of Canyon Ranch Chief Executive Officer of Canyon Ranch's Health division President of the non-profit Canyon Ranch Institute (1) Weighted Average Occupancy 84% 84% 85% 83% Average Daily Rate $725 $696 $748 $731 Revenue Per Available Room $562 $544 $599 $566 Dr. Richard H. Carmona Qtr ended September 30, 2006 2005 YTD ended September 30, 2006 2005 (1) Crescent owns 48% of the Canyon Ranch Company which owns all of the assets, including the brand. Tucson & Lenox resort statistics

Desert Mountain Crescent Resort Development Desert Mountain Crescent Resort Development Resort Residential Results Residential Lot Sales 91 161 Average Sales Price per Lot $57,000 $104,000 Units Sold 23 67 Average Sales Price per Unit $1.6M $1.8M 3rd Qtr YTD 2006 2006 Residential Lot Sales 0 3 Average Sales Price per Lot $0 $1.9M Units Sold 1 3 Average Sales Price per Unit $1.5M $1.6M 3rd Qtr YTD 2006 2006 (1) Remaining inventory at Desert Mountain: 50 lots and 35 units (1)

Principal Residential Development Partner More than 35 years in real estate Past Chairman of the Urban Land Institute Partnership with Crescent since early 1990's Harry Frampton - East West Partners Harry Frampton

Tahoe Mountain Resorts

Jack Nicklaus Signature Golf Course Old Greenwood Old Greenwood Old Greenwood Swim, Tennis, & Fitness Pavilion 923 acres 100 home sites 165 fractional cabins and townhomes Jack Nicklaus Signature golf course Swim, tennis and fitness pavilion Status: 100 home sites sold at $345,000 average price 15 whole ownership villas sold/pre-sold at $1.5M 39.9 fractional cabins and townhomes (678 shares) sold/pre-sold at $1.9M average price

Gray's Crossing 765 acres 377 homesites Peter Jacobson Signature golf course with private access Status The Bluffs 101 home sites sold at $244,000 avg. sales price The Ridge & The Woods 195 home sites of which 167 sold/pre-sold at $358,000 avg. sales price The Meadows 57 home sites of which 5 sold/pre-sold at $403,000 avg. sales price 24 home sites to be offered in the future Gray's Crossing Concept

Great Bear rendering Northstar Village (First Phase) The Village at Northstar 350 condominium units Located at the base of the Northstar ski mountain Surrounding a vibrant ski village providing shops, dining and entertainment Exclusive Alpine Club Status: 1st phase: 100 units sold at $1.4M average sales price ($826 psf) 2nd phase: 113 units to be delivered in 2006 and 2007 82 units pre-sold to date at $1.4M average sales price ($1,078 psf) sales price ($1,078 psf) sales price ($1,078 psf) sales price ($1,078 psf) sales price ($1,078 psf) sales price ($1,078 psf) sales price ($1,078 psf) sales price ($1,078 psf) sales price ($1,078 psf) sales price ($1,078 psf) sales price ($1,078 psf) sales price ($1,078 psf) sales price ($1,078 psf) sales price ($1,078 psf) sales price ($1,078 psf) sales price ($1,078 psf) sales price ($1,078 psf) sales price ($1,078 psf) sales price ($1,078 psf)

Northstar-at-Tahoe(tm) ski resort Ritz-Carlton condo-hotel development with approximately 170-room hotel & 84 full ownership residences Residences priced from $2.5M+ Projected FFO from residences estimated to be $12M (40% interest) Expect to bring in JV partner for 60%+ interest The Ritz-Carlton Highlands Lake Tahoe Ritz-Carlton Highlands, Lake Tahoe rendering

Vail Valley Development Beaver Creek Landing 6.2 acres - between Beaver Creek and Bachelor Gulch 52 condos, averaging 1,700 SF Average sales price $1.2M, $715 psf All units are pre-sold (20% deposit) CEI pre-tax profit estimated at $6.1M, on equity of $10.8M Delivery slated for 2007 Beaver Creek Landing Rendering

Vail Valley Development Village Walk 4 acres - last buildable site available in Beaver Creek 26 units, averaging 4,900 SF Average sales price $5.2M, $1,060 psf 23 units currently under contract (20% deposit) CEI pre-tax profit estimated at $15.2M, on equity of $16.5M Construction began Fall 2005 Closing expected 2006/2007 Village Walk Rendering Web site: www.ownonvillagewalk.com

Vail Valley Development Westin Riverfront Village 19 acres in Avon, CO with direct ski access to Beaver Creek 210-unit Westin condo-hotel 101 whole-ownership condominiums/ townhomes 100-110 fractional units (land sold to third-party developer) Up to 35,000 SF commercial space Construction commenced on hotel in summer 2006 First delivery scheduled for 2008 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership 42% Crescent ownership Westin Riverfront Village Rendering Web site: www.westinriverfront.com

Downtown Denver Completed Development 358 units completed 32,000 SF retail space 351 units sold at $580,000 average price Future Opportunities 6.6 remaining acres in Riverfront Park Approximately 325 units to be developed 6.8 remaining acres in Union Center Possible hotel / approx 750-unit development Adjacent to Denver's approved multi-modal transportation hub Bridge to Riverfront Park Riverfront Tower